THE DREYFUS FUND INCORPORATED
                        SUPPLEMENT TO PROSPECTUS
                          DATED APRIL 1, 1997
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."
        The primary portfolio manager is Timothy M. Ghriskey. He has been employed by The Dreyfus Corporation since July 1995. Prior to joining The Dreyfus Corporation, Mr. Ghriskey was a Vice President and Associate Managing Partner of Loomis Sayles & Co. since 1985.
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